UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2013

The Pulse Network, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-54741
(Commission File Number)

45-4798356
(IRS Employer Identification No.)

437 Turnpike Street
Canton, Massachusetts	02021
(Address of principal executive offices)	(Zip Code)

(781) 821-6600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On June 26, 2013, The Pulse Network, Inc., a Nevada corporation (the “Company”), notified Silberstein Ungar, PLLC (“Silberstein Ungar”), that the Company had dismissed Silberstein Ungar as the independent registered public accounting firm of the Company.  The Board of Directors of the Company recommended and approved the dismissal.

The reports of Silberstein Ungar regarding the Company’s financial statements as of March 31, 2012 and 2011 and the statements of operations, stockholders’ deficit and cash flows for the years then ended and for the period from March 9, 2011 (inception) through March 31, 2012, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.  The reports of Silberstein Ungar, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

From the period as of, and from, March 9, 2011 (inception) through March 31, 2012, and during the subsequent interim period through the date of dismissal, the Company had no disagreement with Silberstein Ungar on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Silberstein Ungar, would have caused them to make reference thereto in their report on the Company’s financial statements for such period from March 9, 2011 (inception) through March 31, 2012.  There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Silberstein Ungar a copy of the above disclosures and requested Silberstein Ungar to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  Silberstein Ungar’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On June 26, 2013, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of Stowe & Degon LLC (“Stowe & Degon”), the Company’s new independent registered public accountants, which appointment Stowe & Degon has accepted with the dismissal of Silberstein Ungar.

During the two most recent fiscal years and the interim period preceding the engagement of Stowe & Degon, the Company has not consulted with Stowe & Degon regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Stowe & Degon or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K.   The Company did not have any disagreements with Silberstein Ungar and therefore did not discuss any past disagreements with Stowe & Degon.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

16.1	Letter dated June 27, 2013 from Silberstein Ungar, CPAs

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Pulse Network, Inc.
(Registrant)

Date: June 27, 2013	By:	/s/ Stephen Saber
	Name:	Stephen Saber
	Title:	Chief Executive Officer

Exhibit Index

Exhibit	Description

16.1	Letter dated June 27, 2013 from Silberstein Ungar, CPAs